1Q 2011 Earnings Conference Call
May 6, 2011
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

1Q’11 Highlights
❑ Total wireless customers increased by five percent to a total of 318 thousand at end of the quarter
❑ Over 13 thousand additional prepaid customers in Q1 2011,
 over 30 thousand added since the initial purchase of
 approximately 50 thousand Virgin Mobile customers in July
 2010
❑ Postpaid net additions of nearly six percent since 3/31/10
❑ Total Cable RGUs 130,700 at end of Q1 2011

Cable Highlights
❑ Sales Momentum
 ▶ 1Q 2011 net RGU additions of 2,438
❑ Triple Play
 ▶ Gains in digital video, high-speed Internet, and voice
 services
❑ Cable Upgrades
 ▶ Former JetBroadband markets work underway

![SHENTEL]

- Steady Wireless growth
  - Postpaid customers up 6% in the last year

222.8
224.5
234.8
237.8
67.0
80.2
-
-
12/31/2009
3/31/2010
12/31/2010
3/31/2011
Postpaid
Prepaid

Wireless Highlights
PCS Postpaid Customers (000s)
❑ Prepaid - Q1’11 net
 additions of 13,287 and
 80,243 prepaid subs at
 12/31
❑ Postpaid Churn
 improves - Annual churn
 of 1.8% compared to
 1.9% for Q1’10

SHENTEL

$6.8
$3.0
1Q'10
1Q'11

$6.6
$3.1
1Q'10
1Q'11

2011 Financial Highlights
❑ Prepaid Customer Growth
 - Added $2.4 million to
 acquisition costs, after taxes
❑ Cable Growth
 - Added $1.0 million in after
 tax acquisition costs
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

(in thousands)	For the Quarter Ended: 3/31/10	3/31/11	Change
Operating Income	$11,518	$7,091	($4,427)
Depreciation and Amortization	8,327	13,938	5,611
OIBDA	$19,845	$21,029	$1,184
Share Based Compensation	142	310	168
Adjusted OIBDA	**$19,987**	**$21,339**	**$1,352**

Profitability
Adjusted OIBDA ($ millions)

SHENTEL

	Wireless		Wireline		Cable	
	Q1'10	Q1'11	Q1'10	Q1'11	Q1'10	Q1'11
Operating Income	$ 11.0	$ 10.1	$ 3.5	$ 3.8	$ (2.0)	$ (5.7)
Depreciation and Amortization	5.2	6.2	1.9	1.9	1.1	5.7
OIBDA	16.2	16.3	5.4	5.7	(0.9)	-
Share Based Compensation	-	0.1	-	0.1	-	0.1
Adjusted OIBDA	$ 16.2	$ 16.4	$ 5.4	$ 5.8	$ (0.9)	$ 0.1

Adjusted OIBDA by Segment

5.0
4.0
3.0
2.0
1.0
-
(1.0)
(2.0)
(3.0)
(4.0)
2.4
4.4
(1.1)
(3.6)
(0.4)
(1.1)
(0.6)
0.1
Postpaid Reveniue
Prepaid Revenue
Service Fee Rate
Prepaid Acquisition
Postpaid Acquisition
Other Prepaid Expense
Network Operating Costs
Other

Wireless Segment - Change in Adjusted
OIBDA Q1’10 vs. Q1’11

SHENTEL

8.0
6.0
4.0
2.0
-
(2.0)
(4.0)
(6.0)
7.6
3.5
0.7
0.9
(1.7)
(4.5)
(0.8)
(3.8)
(1.1)
Video Revenues
Internet Revenues
Voice Revenues
Eqiupment Revenues
Customer Acquisition
Programming Costs
Customer Service
Network & Backhaul
Other

Cable Segment - Change in Adjusted
OIBDA Q1’10 vs. Q1’11

Earle MacKenzie
EVP and COO

222.8
224.5
234.8
237.8
12/31/2009
3/31/2010
12/31/2010
3/31/2011

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

14,928
15,486
Q1'10
Q1'11

1,706
3,016
Q1'10
Q1'11

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Gross postpaid customer
 additions up 4%
■ Q1 2011 net adds of
 3,016, a 77% increase
 over Q1 2010
■ Q4 2010 churn of 1.8%
 improved from 1.9% in Q1
 2010

Voice
Data
$55.38
$20.54
$34.84
$56.05
$23.64
$32.41
Q1'10
Q1'11

Key Operational Results - PCS
Gross Billed Revenue per  Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees.

SHENTEL

Total Up 7%
$5.4
$1.4
$3.8
$26.5
Net Up 5%
$6.9
$1.1
$3.9
$27.8
Q1'10
Q1'11
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)
$37.1
$39.7
*-The Net Service Fee percentage increased from 8.8% to 12% effective 6/1/10

Postpaid PCS Customers Top Picks Q1 2011
■ Top Service Plans - 63% of
 Gross Adds
 ▶ Everything Data Family
 1500 - 51%
 ▶ Everything 450 - 16%
 ▶ Everything Messaging
 Family 1500 - 7%
■ Top Devices - New Activations
 - All Channels
 ▶ LG Optimus          20%
 ▶ LG Rumor Touch    15%
 ▶ HTC EVO 4G           13%
 ▶ Sanyo Vero              5%
 ▶ HTC EVO Shift 4g     5%
 ▶ Mobile Data Cards   5%
 ▶ Mobile Computing   1%

PCS Prepaid Statistics
➢Acquired 49,885 prepaid subscribers effective 7/1/10
 ▪Paid $138 per sub
➢Gross adds of 23,170 in Q1 2011 and 56,568 since
7/1/10
➢Net adds of 13,287 in Q1 2011 and 30,358 since 7/1/10
➢Ending subscribers of 80,243
➢Churn rate of 4.5% for Q1 2011 down from 4.6% for Q4
2010
➢Average Gross Billed Revenue of $21.91 for Q1 2011 up
from $18.42 in Q4 2010

24.4
24.2
23.7
23.6
12/31/2009
3/31/2010
12/31/2010
3/31/2011

11.0
11.5
11.9
12.2
3.4
3.0
2.2
1.9
12/31/2009
3/31/2010
12/31/2010
3/31/2011
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ Improved broadband
 penetration in LEC area
 to over 51%
■ 6% growth in DSL
 customers since 3/31/10
Access lines (000s)
Internet Customers (000s)

SHENTEL

4,500
3,500
2,500
1,500
500
(500)
65
(20)
(1)
2,319
2,158
2,586
5,239
2,902
2,438
Q1' 09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Total RGU's
31,875
31,855
31,854
32,056
34,214
36,800
120,601
128,262
130,700

RGU Growth by Quarter - Cable
Net RGU growth excludes 1,754 RGU’s sold Q4’09 and 65,338 acquired Q3’10 and 4,245 acquired in Q4’10

SHENTEL

	3/31/2011	12/31/2010	3/31/2010	12/31/2009
Homes Passed	**179,328**	**178,763**	**56,268**	**56,268**
Basic Video				
Customers	66,861	67,235	23,455	23,022
Penetration	37.3%	37.6%	41.7%	40.9%
Digital video customers	23,278	22,855	7,475	6,487
Digital video penetration	34.8%	34.0%	31.9%	28.2%
High-speed Internet				
Available Homes	147,444	144,099	27,522	25,748
Customers	33,472	31,832	3,224	2,525
Penetration	22.7%	22.1%	11.7%	9.8%
Voice				
Available Homes	121,960	118,652	6,355	-
Customers	7,089	6,340	60	22
Penetration	5.8%	5.3%	0.9%	n/a
Revenue Generating Units	**130,700**	**128,262**	**34,214**	**32,056**

Key Operational Results - Cable
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are not available from the cable company.

SHENTEL

Wireless
Wireline
Cable
$65.6
$0.5
$0.5 each, cable and other
$19.5
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$55.9
$4.5
$27.4
$11.2
$12.8
$82.6
$5.1
$49.6
$11.2
$16.7
2008 Actual
2009 Actual
2010 Actual
2011 Budget

Investing in the Future
■ Completed hardening of Jet
 Network in Q4 2010
■ Upgrade of Farmville system
 completed in Q1 2011 with
 other eastern VA systems to
 be completed in Q2 2011
■ All Virginia systems upgrades
 projected to be completed in
 2011
■ West Virginia systems
 upgrades to be completed in
 2012
Capex Spending

Q&A

Appendix

Dollars in thousands (except subscribers and revenue per subscriber)

Average postpaid subscribers	223,611	236,131

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber

	1Q 2010	1Q 2011
Gross billed revenue

Wireless segment total operating revenues	$30,233	$36,469
Equipment revenue	(1,218)	(1,569)
Tower Lease Revenue	(1,948)	(2,177)
Prepaid Net Service Revenues		(4,424)
Other revenue	(540)	(519)
Wireless service revenue - postpaid	26,527	27,780
Service credits	3,756	3,948
Write-offs	1,422	1,060
Management fee	2,592	2,701
Service fee	2,851	4,214
Gross billed revenue - postpaid	$37,148	$39,703

Billed revenue per postpaid subscriber	$55.38	$56.05